Horizon Active Risk Assist® Fund
Schedule of Investments
August 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.8%		Shares	Value
Energy Select Sector SPDR Fund		285,821	$26,089,741
Invesco QQQ Trust Series 1		325,764	155,151,620
Invesco S&P 500 Equal Weight ETF (a)		387,831	68,207,838
iShares Core Dividend Growth ETF		1,104,866	68,656,373
iShares MSCI USA Minimum Volatility ETF		766,204	69,969,749
iShares MSCI USA Quality Factor ETF		1,370,857	243,710,957
SPDR Portfolio Developed World ex-US ETF (a)		6,935,094	257,708,093
SPDR Portfolio Emerging Markets ETF		2,402,013	92,693,682
SPDR Portfolio S&P 500 Growth ETF (a)(h)		3,236,069	261,312,572
SPDR Portfolio S&P 500 Value ETF(h)		1,831,103	96,261,085
TOTAL EXCHANGE TRADED FUNDS (Cost $1,083,971,274)			1,339,761,710

PURCHASED OPTIONS - 0.6% (c)(d)	Notional Amount	Contracts	Value
Call Options - 0.0%(b)			$–
iShares MSCI Emerging Markets ETF, Expiration: 01/17/2025; Exercise Price: $47.00(i)	65,055,000	15,000	622,500

Put Options - 0.6%			$–
CBOE Volatility Index(i)		–	$–
Expiration: 09/18/2024; Exercise Price: $19.00	7,500,000	5,000	2,087,500
Expiration: 10/16/2024; Exercise Price: $20.00	11,250,000	7,500	2,943,750
Expiration: 12/18/2024; Exercise Price: $17.00	7,500,000	5,000	1,222,500
Expiration: 12/18/2024; Exercise Price: $13.50	15,000,000	10,000	440,000
iShares China Large-Cap ETF, Expiration: 09/20/2024; Exercise Price: $24.00	26,460,000	10,000	70,000
SPDR S&P 500 ETF, Expiration: 11/15/2024; Exercise Price: $500.00(i)	197,288,000	3,500	915,250
Total Put Options			7,679,000
TOTAL PURCHASED OPTIONS (Cost $8,219,348)			8,301,500

COMMON STOCKS - 0.0%(b)		Shares	Value
Health Care - 0.0%(b)
Abiomed Inc.(e)(f)		113	0
TOTAL COMMON STOCKS (Cost $0)			0

SHORT-TERM INVESTMENTS - 0.9%		Shares	Value
Investments Purchased with Proceeds from Securities Lending - 0.8%
First American Government Obligations Fund - Class X, 5.14% (g)		10,181,011	10,181,011

Money Market Funds - 0.1%
First American Treasury Obligations Fund - Class X, 5.18% (g)		1,928,766	1,928,766
TOTAL SHORT-TERM INVESTMENTS (Cost $12,109,777)			12,109,777

TOTAL INVESTMENTS - 101.3% (Cost $1,104,300,399)			1,360,172,987
Liabilities in Excess of Other Assets - (1.3)%			(17,128,134)
TOTAL NET ASSETS - 100.0%			$1,343,044,853

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of August 31, 2024. The total market value of these securities was $10,044,839 which represented 0.7% of net assets.
(b)	Represents less than 0.05% of net assets.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of August 31, 2024.

(f)	Non-income producing security.
(g)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.
(h)
All or portion of the security is segregated as collateral for written options. The value of the securities segregated as collateral for written options is $133,320,000, which is 9.93% of total net assets.

(i)	Held in connection with a written option, see Schedule of Written Options for more details.

Horizon Active Risk Assist® Fund
Schedule of Written Options
August 31, 2024 (Unaudited)

WRITTEN OPTIONS - (0.4)% (a)(b)	Notional Amount	Contracts	Value
Call Options - 0.0% (c)
iShares MSCI Emerging Markets ETF, Expiration: 11/15/2024; Exercise Price: $47.00	$(65,055,000)	(15,000)	$(442,500)

Put Options - (0.4)%
CBOE Volatility Index
Expiration: 09/18/2024; Exercise Price: $15.00	(7,500,000)	(5,000)	(390,000)
Expiration: 09/18/2024; Exercise Price: $16.00	(7,500,000)	(5,000)	(760,000)
Expiration: 10/16/2024; Exercise Price: $17.00	(22,500,000)	(15,000)	(2,257,500)
Expiration: 12/18/2024; Exercise Price: $12.50	(7,500,000)	(5,000)	(92,500)
Expiration: 12/18/2024; Exercise Price: $15.00	(15,000,000)	(10,000)	(1,135,000)
SPDR S&P 500 ETF, Expiration: 11/15/2024; Exercise Price: $465.00	(253,656,000)	(4,500)	(627,750)
Total Put Options			(5,262,750)
TOTAL WRITTEN OPTIONS (Premiums received $5,422,409)			(5,705,250)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of August 31, 2024 (Unaudited)

Horizon Active Risk Assist® Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2024:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Exchange Traded Funds	$1,339,761,710	$–	$–		$1,339,761,710
Purchased Options	–	8,301,500	–		8,301,500
Common Stocks	–	–	0	(a)	–
Investments Purchased with Proceeds from Securities Lending	10,181,011	–	–		10,181,011
Money Market Funds	1,928,766	–	–		1,928,766
Total Investments	$1,351,871,487	$8,301,500	$–		$1,360,172,987

Liabilities:
Investments:
Written Options	–	(5,705,250)	–		(5,705,250)
Total Investments	$–	$(5,705,250)	$–		$(5,705,250)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)	Amount is less than $0.50.